Intangible Assets and Goodwill	9 Months Ended
Mar. 31, 2023
Intangible assets and goodwill [abstract]
Intangible Assets and Goodwill

Accounting Policy

Intangible assets

Intangible assets are recorded at cost less accumulated amortization and any impairment losses. Intangible assets acquired in a business combination are measured at fair value at the acquisition date. Amortization of definite life intangibles is calculated on a straight-line basis over their estimated useful lives, which do not exceed the contractual period, if any, over the following terms:

Customer relationships Health Canada licenses Other operating licenses Patents IP and Know-how ERP Software	20 years Useful life of the facility 10 years 10 years 10 years 5 years

The estimated useful lives, residual values and amortization methods are reviewed annually and any changes in estimates are accounted for prospectively. Intangible assets with an indefinite life or not yet available for use are not subject to amortization.

Research costs are expensed as incurred. Development expenditures are capitalized only if development costs can be measured reliably, the product or process is technically and commercially feasible, future economic benefits are probable, and the Company intends to and has sufficient resources to complete development to use or sell the asset. Other development expenditures are recognized as research and development expenses on the consolidated statement of comprehensive loss as incurred. Capitalized deferred development costs are internally generated intangible assets.

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of an entity over the fair value of the net tangible and intangible assets acquired. Goodwill is allocated to the cash generating unit (“CGU”) or group of CGUs which are expected to benefit from the synergies of the combination. Goodwill is not subject to amortization.

Impairment of intangible assets and goodwill

Goodwill and intangible assets with an indefinite life or not yet available for use are tested for impairment annually at year-end, and whenever events or circumstances that make it more likely than not that an impairment may have occurred, such as a significant adverse change in the business climate or a decision to sell or dispose all or a portion of a reporting unit. Finite life intangible assets are tested whenever there is an indication of impairment.

Goodwill and indefinite life intangible assets are tested annually at year end for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Indefinite life intangible assets are tested for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Goodwill is tested for impairment based on the level at which it is monitored by management, and not at a level higher than an operating segment. The Company’s goodwill is allocated to the Plant Propagation operating segment, which represents the lowest level at which management monitors goodwill. The allocation of goodwill to the CGUs or group of CGUs requires the use of judgment.

An impairment loss is recognized for the amount by which the operating segment or CGU’s carrying amount exceeds it recoverable amount. The recoverable amounts of the CGUs’ assets have been determined based on the higher of fair value less costs of disposal and value-in-use. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the CGU, given the necessity of making key economic assumptions about the future. Impairment losses recognized in respect of a CGU are first allocated to the carrying value of goodwill and any excess is allocated to the carrying value of assets in the CGU. Any impairment is recorded in profit and loss in the period in which the impairment is identified. A reversal of an asset impairment loss is allocated to the assets of the CGU on a pro rata basis. In allocating a reversal of an impairment loss, the carrying amount of an asset shall not be increased above the lower of its recoverable amount and the carrying amount that would have been determined had no impairment loss been recognized for the asset in prior period. Impairment losses on goodwill are not subsequently reversed.

The following is a continuity schedule of intangible assets and goodwill:

	March 31, 2023				June 30, 2022
	Cost	Accumulated amortization	Impairment	Net book value	Cost	Accumulated amortization	Impairment	Net book value
Definite life intangible assets:
Customer relationships	42,529	(37,068)	—	5,461	89,626	(48,975)	(40,651)	—
Permits and licenses	56,782	(42,826)	(2,783)	11,173	116,966	(38,888)	(63,724)	14,354
Patents	928	(771)	—	157	1,957	(777)	(1,053)	127
Intellectual property and know-how	52,590	(52,590)	—	—	78,099	(49,878)	(28,221)	—
Software	20,121	(16,390)	(3,460)	271	42,639	(16,618)	(26,021)	—
Indefinite life intangible assets:
Brand	36,200	—	(15,500)	20,700	157,499	—	(121,300)	36,199
Permits and licenses	21,918	—	—	21,918	23,973	—	(3,957)	20,016
Total intangible assets	231,068	(149,645)	(21,743)	59,680	510,759	(155,136)	(284,927)	70,696
Goodwill	19,465	—	(750)	18,715	914,275	—	(914,275)	—
Total	250,533	(149,645)	(22,493)	78,395	1,425,034	(155,136)	(1,199,202)	70,696

The following summarizes the changes in the net book value of intangible assets and goodwill for the periods presented:

	Balance, June 30, 2022	Additions from acquisitions	Additions	Amortization	Impairment	Foreign currency translation	Balance, March 31, 2023
Definite life intangible assets:
Customer relationships	—	5,600	—	(139)	—	—	5,461
Permits and licenses	14,354	—	—	(498)	(2,783)	100	11,173
Patents	127	—	41	(20)	—	9	157
Software	—	247	3,520	(36)	(3,460)	—	271
Indefinite life intangible assets:
Brand	36,199	—	—	—	(15,499)	—	20,700
Permits and licenses (1)	20,016	—	—	—	—	1,902	21,918
Total intangible assets	70,696	5,847	3,561	(693)	(21,742)	2,011	59,680
Goodwill	—	—	19,465	—	(750)	—	18,715
Total	70,696	5,847	23,026	(693)	(22,492)	2,011	78,395
(1)Indefinite life permits and licenses are predominantly held by the Company’s foreign subsidiaries. Given that these permits and licenses are connected to the subsidiary rather than a specific asset, there is no foreseeable limit to the period over which these assets are expected to generate future cash inflows for the Company.

As at March 31, 2023, $20.7 million and $21.9 million indefinite life intangibles were allocated to the group of cash generating units (“CGUs”) that comprise the Canadian Cannabis Segment and European Cannabis Segment, respectively (June 30, 2022 - $36.2 million and $20.0 million respectively).
At the end of each reporting period, the Company assesses whether events or changes in circumstances have occurred that would indicate that a CGU or group of CGUs were impaired. The Company considers external and internal factors, including overall financial performance and relevant entity-specific factors, as part of this assessment.

During the nine months ended March 31, 2023, the Company changed its internal management reporting which resulted in a change in how CGU’s are allocated between the Canadian Cannabis operating segment and the previously reported International Cannabis operating segment. As a result, the International Cannabis operating segment now only represents the European Union (“EU”) and sales to export markets from Canada are now within the Canadian Cannabis segment. Additionally, with the acquisition of Bevo (Note 13), the Company determined this is a reportable segment. Accordingly, Management has identified the following three reportable operating segments: (i) Canadian Cannabis; (ii) European Cannabis and (iii) Plant Propagation.

(a)    Asset Specific Impairments
During the nine months ended March 31, 2023, management had noted indicators of impairment for permits and licenses intangible assets related to its Growery joint venture, located in the Netherlands. As a result, the Company recognized a $1.9 million impairment loss for the nine months ended March 31, 2023. The impairment loss was allocated to the European cannabis operating segment (Note 28).
In connection with the announced restructuring during the year ended June 30, 2022 (Note 3), management had noted indicators of impairment for intangible assets associated with the closure of certain facilities. The recoverable amount of the intangibles were estimated using a FVLCD approach (Level 3) which resulted in a nominal value. As a result, the Company recognized a $9.4 million impairment loss relating to these intangible assets for the year ended June 30, 2022. The impairment loss was allocated to the Canadian cannabis operating segment (Note 28).

During the year ended June 30, 2022, management had noted indicators of impairment for customer relationship intangible assets. The recoverable amount of the intangible asset was estimated using a FVLCD approach (Level 3) which resulted in a nominal value. As a result, the Company recognized a $3.7 million impairment loss for the year ended June 30, 2022. The impairment loss was allocated to the International cannabis operating segment (Note 28).

(b)    CGU and Goodwill Impairments

As at March 31, 2023 and June 30, 2022 the Company performed its annual impairment test on its indefinite life intangible assets and goodwill. The recoverable amount of the operating segments to which goodwill is allocated and the CGUs to which indefinite life intangibles are allocated were determined based on FVLCD using Level 3 inputs in a discounted cash flow (“DCF”) analysis. Where applicable, the Company uses its market capitalization and comparative market multiples to corroborate DCF results. The significant assumptions applied in the determination of the recoverable amount are described below:

i.Cash flows: Estimated cash flows were projected based on actual operating results from internal sources as well as industry and market trends. Estimated cash flows are primarily driven by forecasted revenues and earnings before interest, taxes, depreciation and amortization (EBITDA) margins. The Canadian Cannabis CGU, European Cannabis CGU, the Canadian Cannabis Operating Segment, and European Cannabis Operating Segment forecasts are extended to a total of 4 years (and a terminal year thereafter). The Plant Propagation CGU and operating segment forecasts are extended to a total of 8.75 years (and a terminal year thereafter).
ii.Terminal value growth rate: The terminal growth rate was based on historical and projected consumer price inflation, historical and projected economic indicators, and projected industry growth;
iii.Post-tax discount rate: The post-tax discount rate is reflective of the CGUs and Operating Segments Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a direct comparison approach, an unsystematic risk premium, and after-tax cost of debt based on corporate bond yields; and
iv.Tax rate: The tax rates used in determining the future cash flows were those substantively enacted at the respective valuation date.

As at March 31, 2023, management had noted the following impairment indicators:

•Decline in stock price and market capitalization - As at March 31 2023, the carrying amount of the Company’s total net assets exceeded the Company’s market capitalization; and
•Changes in cannabis market conditions and capital market environment, including higher rates of borrowing and lower foreign exchange rates.

The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment tested for impairment as at March 31, 2023 and June 30, 2022:

	Indefinite Life Intangible Impairment Testing			Goodwill Impairment Testing
	Canadian Cannabis CGU	Plant Propagation	European Cannabis CGU	Canadian Cannabis Operating Segment	Plant Propagation	European Cannabis Operating Segment
March 31, 2023
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Discount rate	16.5%	11.0%	17.0%	16.5%	11.0%	17.0%
Budgeted revenue growth rate over forecast period	16.7%	10.0%	48.8%	16.5%	10.0%	48.8%
Fair value less cost to dispose	$258,228	$184,832	$78,612	$236,345	$184,832	$87,420

	Canadian Cannabis CGU	Plant Propagation	International Cannabis CGU	Cannabis Operating Segment	Plant Propagation	European Cannabis Operating Segment
June 30, 2022
Terminal value growth rate	3.0%	n/a	3.0%	3.0%	n/a	3.0%
Discount rate	15.0%	n/a	16.0%	15.0%	n/a	16.0%
Budgeted revenue growth rate over forecast period	18.1%	n/a	23.1%	18.2%	n/a	23.7%
Fair value less cost to dispose	$319,828	n/a	$48,052	$264,829	n/a	$69,021
CGU impairment

Canadian Cannabis CGU

The Company’s Canadian Cannabis CGU represents its operations dedicated to the cultivation and sale of cannabis products within Canada and certain international markets and forms part of the Company’s Canadian Cannabis Operating Segment. Management concluded that the recoverable amount was higher than the carrying value as at March 31, 2023, and no impairment was recognized within the Canadian Cannabis CGU.

Management concluded that the recoverable amount was lower than the carrying value as at June 30, 2022, and recorded impairment losses of $315.9 million. Management allocated the impairment loss based on the relative carrying amounts of the CGU’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. Management allocated $258.1 million of impairment losses to the CGU’s intangible assets and $57.8 million of impairment losses to property, plant and equipment (Note 11).

European Cannabis CGU

The Company’s European Cannabis CGU represents its operations dedicated to the cultivation and sale of cannabis products within Europe and the Company’s European Cannabis Operating Segment. Management concluded that the recoverable amount was higher than the carrying value as at March 31, 2023, and no impairment was recognized within the European Cannabis CGU (June 30, 2022 - nil). In addition to the key assumptions noted above, forecasted earnings before interest, taxes, depreciation and amortization (EBITDA) margins (-22.7% - 36.6%) is also a key assumption in determining the recoverable amount of the European Cannabis CGU.

Plant Propagation CGU

The Company’s Plant Propagation represents its operations dedicated to the propagated vegetables and ornamental plants within North America and is the single CGU in the Company’s Plant Propagation Operating Segment. Management concluded that the recoverable amount was higher than the carrying value as at March 31, 2023, and no impairment was recognized within the Plant Propagation CGU.

Operating segment impairment

Canadian Cannabis Operating Segment

Management concluded that the recoverable amount was lower than the carrying value as at March 31, 2023, and an impairment of $22.4 million was recognized within the Canadian Cannabis Operating Segment (June 30, 2022 - $43.1 million). An impairment loss of $0.8 million (June 30, 2022 - $26.4 million) was recognized against goodwill and the remaining impairment loss was allocated based on the relative carrying amounts of the operating segment’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. Management allocated $19.8 million June 30, 2022 - $13.8 million) of impairment losses to the operating segment’s intangible assets and $1.8 million (June 30, 2022 - $2.9 million) of impairment losses to property, plant and equipment (Note 11). The allocation of impairment recognized to intangible assets was to the extent that that the intangible assets were not impaired beyond their recoverable amount. The fair value of the intangible assets were measured using valuation techniques including the relief from royalty method for brands and the with and without method for permits and licenses. The significant assumptions were budgeted revenue growth rate over forecast period (6% - 24.4%) forecasted earnings before interest, taxes, depreciation and amortization (EBITDA) margins (13.2% - 21.3%), discount rates (11% -17.5%), and royalty rates (2.5% - 5%). If the discount rates increased or decreased by 5%, the estimated fair value of intangible assets would increase or decrease by $4.2 million.

European Cannabis Operating Segment

Management concluded that the recoverable amount was higher than the carrying value as at March 31, 2023, and no impairment loss was recognized within the European Cannabis Operating Segment (International Cannabis Operating Segment: June 30, 2022 - $146.1 million).